BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

BlackRock California Municipal Series Trust

BlackRock California Municipal Opportunities Fund

BlackRock Equity Dividend Fund

BlackRock Funds III

iShares S&P 500 Index Fund

BlackRock Funds V

BlackRock Floating Rate Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

BlackRock Multi-State Municipal Series Trust

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Opportunities Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.

BlackRock National Municipal Fund

BlackRock Strategic Global Bond Fund, Inc.

(each, a “Fund” and collectively, the “Funds”)

Supplement dated November 20, 2019 to the Investor C1, Investor C2 and Investor C3 Summary Prospectuses and Prospectuses, as applicable, and Statements of Additional Information of each Fund

Effective on or about the close of business on February 24, 2020, as specified below, all of the issued and outstanding shares of certain share classes of the Funds (the “Original Shares”) will be converted into other existing share classes of the Funds (the “New Shares”) with the same relative aggregate net asset value as the Original Shares held immediately prior to the conversion. The New Shares currently have lower total expense ratios, lower distribution fees and equal shareholder servicing fees payable under the applicable Fund’s 12b-1 plan than the Original Shares. No sales load, fee, or other charge will be imposed on the conversion of these shares and, once converted, the New Shares will not be subject to the contingent deferred sales charge (if any) currently charged on the redemption of the Original Shares. Please refer to the applicable Fund’s Prospectus for more information on the New Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

Fund	Original Shares	New Shares
BlackRock California Municipal Opportunities Fund	Investor C1	Investor A
BlackRock Equity Dividend Fund	Investor C1	Investor A
BlackRock Floating Rate Income Portfolio	Investor C1	Investor A
BlackRock High Yield Bond Portfolio	Investor C1	Investor A
BlackRock Low Duration Bond Portfolio	Investor C2	Investor A
BlackRock Low Duration Bond Portfolio	Investor C3	Investor A
BlackRock National Municipal Bond Fund	Investor C1	Investor A
BlackRock New Jersey Municipal Bond Fund	Investor C1	Investor A
BlackRock New York Municipal Opportunities Fund	Investor C1	Investor A
BlackRock Pennsylvania Municipal Bond Fund	Investor C1	Investor A
BlackRock Strategic Global Bond Fund, Inc.	Investor C1	Investor A
BlackRock Total Return Fund	Investor C1	Investor A
BlackRock Total Return Fund	Investor C2	Investor A
BlackRock U.S. Government Bond Portfolio	Investor C1	Investor A
iShares S&P 500 Index Fund	Investor C1	Investor A

Shareholders should retain this Supplement for future reference.

PR2SAI-CTOA-1119SUP